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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 5, 2006 (January 3, 2006)
Raindance Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1157 Century Drive Louisville, CO	80027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 878-7326
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
The information set forth under Item 5.02 “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 3, 2006, Peter Holst was appointed to the newly created position of President and Chief Operating Officer of Raindance Communications, Inc. (“Raindance” or the “Company”). In connection with Mr. Holst’s appointment, the Company entered into an offer letter with Mr. Holst effective as of January 3, 2006. Pursuant to the terms of the offer letter, Mr. Holst earns an annual base salary of $250,000. Mr. Holst is also eligible for an annual discretionary bonus, based on annual targets to be adopted annually by the compensation committee of the Company’s board of directors. The offer letter with Mr. Holst provides that his employment with the Company is at-will and may be altered or terminated by either Mr. Holst or the Company at any time. However, if the Company terminates Mr. Holst’s employment without “cause” (as defined in the offer letter), Mr. Holst will be entitled to receive his base salary for nine months following the date of termination.
The offer letter with Mr. Holst will be filed as an exhibit to the Company’s Form 10-K for the year ending December 31, 2005.
The Company also announced in the attached press release that effective January 20, 2006, its Executive Vice President of Sales and Marketing, Randy Atherton, will be leaving the Company as part of the new organizational structure.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
On January 3, 2006 the Company issued a press release announcing that the Company plans to expand and reorganize its sales, service and support offerings. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press Release, dated January 3, 2006, Entitled “Raindance Launches New Online Event Management Services to Meet Customers’ Desire to Outsource Multimedia Meetings, Events and Seminars.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: January 5, 2006

RAINDANCE COMMUNICATIONS, INC.
By:	/s/ Stephanie A. Anagnostou
Stephanie A. Anagnostou
Its:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 3, 2006, Entitled “Raindance Launches New Online Event Management Services to Meet Customers’ Desire to Outsource Multimedia Meetings, Events and Seminars.”